UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2022

FENNEC PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

001-32295

(Commission File Number)

British Columbia, Canada	20-0442384
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, NC	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 636-4530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, no par value	FENC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Loan and Security Agreement

On January 31, 2022 (the “Closing Date”), Fennec Pharmaceuticals, Inc, a Delaware corporation (the “Company”), and wholly owned subsidiary of Fennec Pharmaceuticals Inc. (“Fennec”) announced a third amendment to its existing senior debt facility with the Life Sciences Group at Bridge Bank, a division of Western Alliance Bank, an Arizona corporation (the “Bank”), amended and restated certain definitions in the Second Amendment to the Loan Security Agreement originally dated February 1, 2019.

The U.S. operating subsidiary of Fennec Pharmaceuticals Inc. entered into a Third Amendment to the 2019 Loan and Security Agreement with Bridge Bank. This amendment redefines certain definitions to the agreement. The term “Resubmission Event” is the resubmission by Fennec for final NDA approval from the U.S. Food and Drug Administration for PEDMARK on or before March 31, 2022. The “Approval Event” is the receipt of the final NDA approval by Fennec from the U.S. Food and Drug Administration for PEDMARK on or before September 30, 2022. The Company intends to use the proceeds from the loans to provide working capital for commercial readiness activities prior to NDA approval as well as commercialization activities for PEDMARK, if approved.

A copy of the Loan and Security Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing is a summary description of the terms of the Loan and Security Agreement and does not purport to be complete.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 10.1	Third Amendment to the Loan and Security Agreement dated as of January 27, 2022 by and among Fennec Pharmaceuticals, Inc. and Western Alliance Bank.
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENNEC PHARMACEUTICALS INC.

Date January 31, 2022	By:	/s/ Robert Andrade
Robert Andrade
Chief Financial Officer